UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2024

MGO Global Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41592	83-1833607
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 SE 17th Street, Suite 121/#460236 Fort Lauderdale, Florida	33346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 913-3316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MGOL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

MGO Global Inc. (the “Company”) is filing this Current Report on Form 8-K to recast its consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 , originally filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024 and amended on June 3, 2024 (“2023 Form 10-K”) to reflect the Company’s reportable discontinued operations. As previously disclosed in a Current Report on Form 8-K, filed with the SEC on March 26, 2024, the Company’s subsidiary, MGOTEAM 1 LLC (“MGO LLC”), assigned all of its rights pursuant to the Trademark License Agreement (“License Agreement”), dated November 20, 2021, between Leo Messi Management SL and MGO LLC. The License Agreement was MGO LLC’s sole asset.

Therefore, the Company determined that the operations of MGO LLC should be reported as discontinued operations in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 205, Presentation of Financial Statements and has recast its previously filed consolidated financial statements.

The recast historical consolidated financial statements, as well as the other items from the 2023 Form 10-K listed below containing recast financial information, are filed as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 8.01:

a. Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

b. Part II, Item 8. Financial Statements and Supplementary Data; and

c. Part IV, Item 15. Exhibits, Financial Statements, Schedules.

This exhibit does not modify or update disclosures as presented in the 2023 Form 10-K to reflect events or occurrences after the April 1, 2024, date of the filing of the 2023 Form 10-K, except for matters relating specifically to the recasting of the presentation as described above. This Form 8-K, including Exhibit 99.1, should be read in conjunction with the 2023 Form 10-K and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and its Current Reports on Form 8-K filed subsequent to the 2023 Form 10-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Assurance Dimensions, LLC

99.1	Press Release titled MGO Global Releases Preliminary Second Quarter 2024 Results and Comments on Key Business Highlights, dated July 16, 2024

101.INS	Inline XBRL Instance Document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2024	MGO Global Inc.

	By:	/s/ Maximiliano Ojeda
	Name:	Maximiliano Ojeda
	Title:	Chief Executive Officer